UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2013

Behringer Harvard Mid-Term Value Enhancement
Liquidating Trust

(Exact Name of Registrant as Specified in Its Charter)

Texas	000-51292	71-0897613
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer
or organization)		Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas

75001

(Address of principal executive offices)

(Zip Code)

(866) 655-1610

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 24, 2013, Behringer Harvard Parkway Vista LP, a wholly-owned subsidiary of Behringer Harvard Mid-Term Value Enhancement Liquidating Trust (which may be referred to herein as the “Trust,” “we,” “our” or “us”), sold a two-story office building containing approximately 33,470 rentable square feet, located on approximately 2 acres of land in Dallas, Texas (“Parkway Vista”), to MOC 5710, LLC, an unaffiliated third party (the “Purchaser”). The contract sales price for Parkway Vista was $5.6 million, exclusive of closing costs. Net proceeds from the sale were $5.3 million.

With the completion of the disposition of Parkway Vista, we have no more property interests and our only significant assets are cash. It is our present intention to settle all contingent liabilities, pay all remaining costs and make a final distribution of the the net cash proceeds from this sale, together with the net cash proceeds from the August 2013 sale of the Tucson Way property and all other cash available for liquidating distributions, to our unitholders in the first half of 2014.

Item 9.01	Financial Statements and Exhibits.

Page

(a)	Pro Forma Financial Information.

Unaudited Pro Forma Consolidated Financial Information	3

Unaudited Pro Forma Consolidated Statement of Net Assets as of December 31, 2012 (Liquidation Basis)	4

Unaudited Pro Forma Consolidated Statement of Changes in Net Assets for the year ended December 31, 2012 (Liquidation Basis)	5

Unaudited Notes to Pro Forma Financial Statements	6

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Behringer Harvard Mid-Term Value Enhancement Liquidating Trust

Unaudited Pro Forma Consolidated Financial Information

On October 24, 2013, Behringer Harvard Parkway Vista LP, our wholly-owned subsidiary, sold Parkway Vista, a two-story office building containing approximately 33,470 rentable square feet, located on approximately 2 acres of land in Dallas, Texas, to an unaffiliated buyer. The contract sale price for Parkway Vista was $5.6 million, exclusive of closing costs.

The following unaudited pro forma consolidated financial information gives effect to the disposition of Parkway Vista, including the receipt of proceeds from the sale. In addition, the following pro forma consolidated financial information has been adjusted to include the disposition of Tucson Way (sold August 21, 2013) for which the annual financial statements for the period ending December 31, 2012 had not been recast to reflect this disposition. In our opinion, all material adjustments necessary to reflect the effects of the above transaction have been made.

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Behringer Harvard Mid-Term Value Enhancement Liquidating Trust

Unaudited Pro Forma Consolidated Statement of Net Assets (Liquidation Basis)

As of December 31, 2012

(in thousands)

The following unaudited Pro Forma Consolidated Statement of Net Assets is presented as if we had disposed of Parkway Vista as of December 31, 2012. This Pro Forma Consolidated Statement of Net Assets should be read in conjunction with our Pro Form Consolidated Statement of Changes in Net Assets and our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2012. The Pro Forma Consolidated Statement of Net Assets is unaudited and is not necessarily indicative of what would have been realized had we completed the above transaction on December 31, 2012, nor does it purport to represent future results.

		Prior disposition
	December 31, 2012	pro forma	Sale of
	As reported (a)	adjsutments (b)	Parkway Vista (c)	Pro Forma

Real estate investments:
Real estate held for sale	$9,167	$(5,093)	$(4,074)	$-
Cash and cash equivalents	4,520	3,820	5,271	13,611
Accounts receivable, net	52	(20)	(32)	-
Prepaid expenses and other assets	14	(13)	(1)	-
Assets for estimated receipts in excess of estimated costs during liquidation	622	164	(786)	-
Total assets	$14,375	$(1,142)	$378	$13,611

Liabilities
Accounts payable	$8	$(6)	$-	$2
Payables to related parties	29	(1)	(8)	20
Accrued liabilities	777	(543)	(234)	-
Liability for estimated costs in excess of estimated receipts during liquidation	-	-	242	242
Total Liabilities	814	(550)	-	264
Net assets in liquidation	$13,561	$(592)	$378	$13,347	(d)

The accompanying notes are an integral part of these pro forma consolidated financial statements.

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Behringer Harvard Mid-Term Value Enhancement Liquidating Trust

Unaudited Pro Forma Consolidated Statement of Net Changes (Liquidation Basis)

For the Year Ended December, 31, 2012

(in thousands)

The following unaudited Pro Forma Consolidated Statement of Changes in Net Assets is presented as if we had disposed of Parkway Vista as of January 1, 2012. This Pro Forma Consolidated Statement of Changes in Net Assets should be read in conjunction with our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2012. The Pro Forma Consolidated Statement of Changes in Net Assets is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on January 1, 2012, nor does it purport to represent our future operations.

	Year Ended	Prior disposition
	December 31, 2012	pro forma	Sale of
	As reported (a)	adjustments (b)	Parkway Vista (c)	Pro Forma

Net assets in liquidation at beginning of period	$12,119	$(1,371)	$937	$11,685
Change in estimated receipts in excess of estimated costs during liquidation	2,241	(1,024)	(1,055)	162
Net decrease in fair value	(942)	508	434	-
Change in other assets/liabilities	143	410	175	728
Change in net assets in liquidation	1,442	(106)	(446)	890
Net assets in liquidation at end of period	$13,561	$(1,477)	$491	$12,575	(d)

The accompanying notes are an integral part of these pro forma consolidated financial statements.

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Behringer Harvard Mid-Term Value Enhancement Liquidating Trust

Unaudited Notes to Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Consolidated Statement of Net Assets

a.	As reported in our Annual Report on Form 10-K for the year ended December 31, 2012.

b.	Reflects our disposition of Tucson Way on August 21, 2013. Amounts represent the necessary adjustments to remove Tucson Way from real estate held for sale and the associated assets and liabilities to reflect the disposition. The proceeds received are reflected as an addition to cash and cash equivalents, as applicable.

c.	Reflects our disposition of Parkway Vista. Amounts represent the necessary adjustments to remove Parkway Vista from real estate for sale and the associated assets and liabilities to reflect the disposition. The proceeds received are reflected as an addition to cash and cash equivalents, as applicable.

d.	The unaudited pro forma consolidated statement of net assets as of December 31, 2012 is presented as if the dispositions of Tucson Way and Parkway Vista had occurred on December 31, 2012. The unaudited pro forma consolidated statement of changes in net assets for the year ended December 31, 2012 is presented as if the dispositions of Tucson Way and Parkway Vista had occurred on January 1, 2012. As such, there is a difference in the net assets in liquidation as of December 31, 2012 between these two statements.

Unaudited Pro Forma Consolidated Statement of Changes in Net Assets

a.	Reflects our historical operations for the year ended December 31, 2012.

b.	The adjustments reflect the elimination of the changes in net assets in liquidation attributable to Tucson Way, as if the disposition occurred on January 1, 2012.

c.	The adjustments reflect the elimination of the changes in net assets in liquidation attributable to Parkway Vista, as if the disposition occurred on January 1, 2012.

d.	The unaudited pro forma consolidated statement of net assets as of December 31, 2012 is presented as if the dispositions of Tucson Way and Parkway Vista had occurred on December 31, 2012. The unaudited pro forma consolidated statement of changes in net assets for the year ended December 31, 2012 is presented as if the dispositions of Tucson Way and Parkway Vista had occurred on January 1, 2012. As such, there is a difference in the net assets in liquidation as of December 31, 2012 between these two statements.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Behringer Harvard Mid-Term Value
Enhancement Liquidating trust

By:	Behringer Harvard Advisors I LP,
Managing Trustee

Dated: October 30, 2013	By:	/s/ Gary S. Bresky
Gary S. Bresky
Chief Financial Officer

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